Exhibit 99.2

2024 ASCO ANNUAL MEETING

Phase 1 study (DRAGON) of SRK-181 (linavonkibart), a latent TGFβ1 inhibitor, combined with pembrolizumab in anti-PD1 resistant patients with advanced solid tumors: Updated results of expansion phase

Ulka Vaishampayan[1], Randy F. Sweis[2], Deepak Kilari[3], Ahmad Tarhini[4], Justin F. Gainor[5], Minal Barve[6], Guru Sonpavde[7], Meredith Mckean[8], David Park[9], Sunil Babu[10], Yawen Ju[11], Lan Liu[11], Susan Henry[11], Lu Gan[11], Timothy A. Yap[12]

[1]University of Michigan, Ann Arbor, MI; [2]University of Chicago, Chicago, IL; [3]Medical College of Wisconsin, Milwaukee, WI; [4]Moffitt Cancer Center Magnolia Campus, Tampa, FL; [5]Massachusetts General Hospital Harvard Medical School, Boston, MA; [6]Mary Crowley Cancer Research, Dallas, TX; [7]AdventHealth Medical Group, Orlando, FL; [8]Sarah Cannon Research Institute, Nashville, TN; [9]St Jude Crosson Cancer Institute/Providence Medical Foundation, Fullerton, CA; [10]Fort Wayne Medical Oncology and Hematology, Fort Wayne, IN; [11]Scholar Rock, Inc., Cambridge, MA; [12]The University of Texas MD Anderson Cancer Center, Houston, TX

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PRESENTED BY: Ulka Vaishampayan, MD
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PRESENTED BY: Mechanism of Action SRK-181, a Selective Anti-TGFβ1 Antibody, Overcomes CPIs Resistance 2 Ulka Vaishampayan, MD 1.Batlle E, et al. Immunity. 2019; 50(4):924-940. CPI, checkpoint inhibitor; GLP, good laboratory practice; MDSC, myeloid derived suppressor cells; TGFβ1, transforming growth factor beta-1.

Phase 1 Clinical Trial Overview

Dose Escalation (3+3)

Part A1: SRK-181 Single Agent
(80-3000 mg q3w/2000 mg q2w)

All advanced solid tumor
n=19

↓

Part A2: SRK-181 + anti-PD-(L)1
(SRK-181: 240-2400mg q3w)

Advanced solid tumor non-responders to prior anti-PD-(L)1
n= 15

→

Dose Expansion

Part B: SRK-181 (1500mg q3w) + Pembrolizumab
n=up to 40/cohort

Key Eligibility Criteria

- ≥18-year-old and ECOG 0-1
- Measurable disease per RECIST v1.1
- At least 1 prior line of anti-PD-1 antibody
- Part B Cohort **ccRCC** and **HNSCC**:
  - Must have had PD on the most recent prior anti-PD-1
- Part B Cohorts **NSCLC**, **UC** and **MEL**:
  - Non-responders to all prior anti-PD-1

Cohort ccRCC

Cohort HNSCC

Cohort MEL

Cohort UC

Cohort NSCLC

Cohort Any Other*

Study Endpoints

Primary:
- Safety and tolerability

Secondary:
- Anti-tumor activity (BOR, ORR, DoR, and DCR)
- PK and ADA

Exploratory:
- Biomarker
- PFS, OS, etc.

*Cohort Any Other was terminated early and HNSCC was added.

ADA, anti drug antibody; BOR, best overall response; ccRCC, clear cell renal cell carcinoma; DCR, disease control rate; DoR, duration of response; ECOG, eastern cooperative oncology group; HNSCC, head and neck squamous cell carcinoma; MEL, melanoma; NSCLC, non-small cell lung cancer; ORR, objective response rate; OS, overall survival; PD, progressive disease; PD-1, programmed cell death protein 1; PD-L1, programmed cell death ligand 1; PD-(L)1, PD-1/PD-L1; PFS, progression-free survival; PK, Pharmacokinetic; q2w, every 2 weeks; q3w, every 3 weeks; RECIST, response evaluation criteria in solid tumors; UC, urothelial carcinoma.

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PRESENTED BY: Ulka Vaishampayan, MD

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Preliminary Safety and Efficacy

Phase 1 *Dose Escalation Phase*

Safety

- **SRK-181 was well tolerated:** No DLTs observed; no Grade 4 or 5 treatment-related AEs

MAD/MTD

- **MAD:** 3000mg q3w and 2000mg q2w for single SRK-181 and 2400mg q3w for SRK-181 in combination with anti-PD-1
- **MTD not reached; recommended Part B dose** at 1500 mg q3w or 1000 mg q2w

PK

- Exposure was similar between monotherapy and combination
- Approximately dose proportional exposure over 240 mg q3w
- Minimal to no accumulation was observed after multiple doses

Efficacy

- **Part A1, Single-Agent Dose Escalation**
  - All 3 ovarian cancer patients were stable beyond ~ 6-month cutoff
- **Part A2, Combination Treatment Dose Escalation**
  - 1 PR in anti-PD-1 resistant ccRCC patient
  - 5 (33%) patients had SD for 4+ months
    - 1 HNSCC patient had a 29.4% tumor reduction



Duration of Treatment
Part A1 (n=19)
2400 mg q3w X Ovarian
2400 mg q3w X Ovarian
240 mg q3w X Ovarian
2000 mg q2w X Pancreatic
2000 mg q2w X Pancreatic
2400 mg q3w X Colorectal
2000 mg q2w X Testicular
800 mg q3w X Colorectal
1600 mg q3w X Colorectal
2400 mg q3w X Prostate
3000 mg q3w X Colorectal
1600 mg q3w X Primary Unknown
3000 mg q3w X Prostate
80 mg q3w X Primary Unknown
1600 mg q3w X Prostate
800 mg q3w X Colorectal
3000 mg q3w X Prostate
1600 mg q3w X Colorectal
2000 mg q2w X Head and Neck
Part A2 (n=15)
240 mg q3w X Head and Neck
2400 mg q3w Head and Neck
800 mg q3w X RCC
1600 mg q3w X Melanoma
2400 mg q3w X Squamous Cell Skin Carcinoma
1600 mg q3w X RCC
800 mg q3w X Liver
1600 mg q3w X Melanoma
1600 mg q3w X TNCB
800 mg q3w X NSCLC
240 mg q3w X Head and Neck
2400 mg q3w X Uveal Melanoma
1600 mg q3w X RCC
240 mg q3w X Primary Unknown
1600 mg q3w X RCC
Assessments:
Partial Response
Progressive Disease
Ongoing
X Discontinued
Best Response of PR
Best Response of SD
Best Response of PD
Not Evaluated
Progressed on Prior Anti-PD-(L)1
Clinical cutoff date: 29AUG2022
0 1 2 3 4 5 6 7 8 9 10 11 12
Months

Martin CJ, et al. *Sci Transl Med*. 2020;12:eaay8456.
Yap T, et al. *J ImmunoTherapy of Cancer* 2022;10:doi: 10.1136/jitc-2022-SITC2022.0780.

AE, adverse event; ccRCC, clear cell renal cell carcinoma; DLT, dose-limiting toxicity; HNSCC, head and neck squamous cell carcinoma; MAD, maximum administered dose; MTD, maximum tolerated does; PK, Pharmacokinetic; PD, progressive disease; PR, partial response; q2w, every 2 weeks; q3w, every 3 weeks; SD, stable disease.

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PRESENTED BY: Ulka Vaishampayan, MD

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Data cut date: Apr 10, 2024

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Patient Demographics and Disposition

Phase 1 Dose Expansion Phase

Category	All#
N	78
Age, median (range)	65y (32-81y)
Gender, M, n (%)	56 (71.8)
Prior Lines of Therapy, median (range)	3 (1-9)
Number of Lines of Prior Anti-PD-(L)1, n (%)	
1	48 (61.5)
2	23 (29.5)
3	6 (7.7)
4	1 (1.3)
Best Response to Prior Anti-PD-(L)1, n (%)	
Partial Response	1 (1.3)^
Stable Disease	40 (51.3)
Progressive Disease	37 (47.4)
Disease Progressed from the Last Prior Anti-PD-1, n (%)	76 (97.4)*

#Includes patients of 30 ccRCC, 11 HNSCC, 11 MEL, 11 UC, 11 NSCLC and 4 Any Other Cohorts.

^1 HNSCC patient had best response of PR to prior anti-PD-(L)1.

*2 MEL patients discontinued the last prior anti-PD-(L)1 due to other reason instead of disease progression.

Category	All
Enrolled	78
On Study, n (%)	10 (12.8)
Stopped Treatment, n (%)	68 (87.2)
Reason for Completion/Discontinuation, n (%)	
Disease Progression Based on RECIST 1.1	40 (51.3)
Clinical Progression	6 (7.7)
Adverse Event&	17 (21.8)
Investigator Decision	1 (1.3)
Withdrawal of Consent	4 (5.1)

&10 patients (12.8%) discontinued from the study due to treatment-related AEs: rash maculo-popular and pneumonitis (2 patients), bullous pemphigoid, colitis, erythroderma, generalized erythematous rash, invasive squamous cell carcinoma, mucositis oral (1 patient each).

AE, adverse event; ccRCC, clear cell renal cell carcinoma; HNSCC, head and neck squamous cell carcinoma; MEL, melanoma; NSCLC, non-small cell lung cancer; PD-1, programmed cell death protein 1; PD-L1, programmed cell death ligand 1; PD-(L)1, PD-1/PD-L1; RECIST, response evaluation criteria in solid tumors; UC, urothelial carcinoma.

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PRESENTED BY: Ulka Vaishampayan, MD

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Data cut date: Apr 10, 2024

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PRESENTED BY: Manageable Safety Profile Phase 1 Dose Expansion Phase 6 Ulka Vaishampayan, MD Treatment-Emergent AEs Related to SRK-181 or Anti-PD(L)1 Adverse Event All Grades (>5%) N=78 ≥Grade 3 N= 78 Rash# 25 (32.1%)* 10 (12.8%)* Pruritus 20 (25.6%)* 1 (1.3%)* Fatigue 16 (20.5%) 1 (1.3%) Diarrhoea 11 (14.1%) 0 (0%) Nausea 5 (6.4%) 1 (1.3%) ALT increased 4 (5.1%) 2 (2.6%) AST increased 4 (5.1%) 1 (1.3%) Arthralgia 4 (5.1%) 0 (0%) Vomiting 4 (5.1%) 0 (0%) • There was 1 treatment-related Grade 4 AE (Dermatitis exfoliative generalised) • There was no treatment-related Grade 5 AE • Treatment-related SAE >2% (2 patients) were Pemphigoid (irAE) #Rash includes rash, rash macular, rash maculo-papular, rash erythematous, and rash pruritic. *Treatment-related irAE. AE, adverse event; ALT, alanine aminotransferase; AST, aspartate aminotransferase; irAE, immune-related adverse event; PD-1, programmed cell death protein 1; PD-L1, programmed cell death ligand 1; PD-(L)1, PD-1/PD-L1; SAE, serious adverse event Data cut date: Apr 10, 2024

PRESENTED BY: Efficacy in Cohort MEL Clinical Responses in Anti-PD-1 Non-responders 7 Ulka Vaishampayan, MD Efficacy Intent To Treat N=11 ORR 3 (27.3%) Confirmed CR 1 (9.1%) Confirmed PR 1 (9.1%) mDoR (Months) 4.9 (1.8, 7.1) DCR 8 (72.7%) • Median lines of prior cancer therapy: 3 (range 1 – 7) ➢ All have SD or PD as BOR to the last prior anti-PD-1 ➢ 9 (82%) had PD from the last prior anti-PD-1 BOR, best overall response; CR, complete response; DCR, disease control rate; mDoR, median duration of response; MEL, melanoma; ORR, objective response rate; PD, progressive disease; PD-1, programmed cell death protein 1; PR, partial response. Pt#1 Pt#1: Screening Axillary lymph node 17.5 mm Pt#1: C3 Axillary lymph node 10.1 mm Pt#1 Data cut date: Apr 10, 2024

Efficacy in Cohort UC

Clinical Responses in Anti-PD-1 Non-responders



Pt#1
Clinical cutoff date: April 10, 2024
Assessments:
Partial Response
On Study ≥ 4 months
Stable Disease
Discontinued
Progressive Disease
Discontinuation Reason of Last Prior PD-1: PD/SD
40 32 16 8 0 4 8 12 16 20 24
Months on SRK-181 + Pembrolizumab Treatment
Months on the last line of prior PD-1



Percent Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
Pt#1
Clinical cutoff date: April 10, 2024
On Study ≥ 4 months



Pt#1: Screening
Lung nodule
59 mm
Pt#1: C26
Lung nodule
41.1 mm

Efficacy	Intent To Treat N=11
ORR	**1 (9.1%)**
Confirmed PR	**1 (9.1%)**
mDoR (Months)	**12.9 (12.9, 12.9)**
DCR	**5 (45.5%)**

- **Median lines of prior cancer therapy: 4 (range 2 – 5)**
  - All have SD or PD as BOR to the last prior anti-PD-1
  - All had PD from the last prior anti-PD-1

BOR, best overall response; DCR, disease control rate; mDoR, median duration of response; ORR, objective response rate; PD, progressive disease; PD-1, programmed cell death protein 1; PR, partial response; SD, stable disease; UC, urothelial carcinoma.

2024 ASCO ANNUAL MEETING #ASCO24
PRESENTED BY: Ulka Vaishampayan, MD

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Data cut date: Apr 10, 2024

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Efficacy in Cohort HNSCC

Clinical Responses in Heavily Pre-treated and Anti-PD-1 Resistant Patients



Pt#1
Clinical cutoff date: April 10, 2024
Assessments:
Partial Response
Stable Disease
Progressive Disease
On Study ≥ 4 months
Ongoing
Discontinued
Best Response of Last Prior PD-1: PD/SD PR/CR
16 8 0 2 4 6 8
Months on the last line of prior PD-1
Months on SRK-181 + Pembrolizumab Treatment



Percent Change from Baseline
100 80 60 40 20 0 -20 -40 -60 -80 -100
Pt#1
Clinical cutoff date: April 10, 2024
On Study ≥ 4 months
Ongoing



Pt#1: Screening
Lung nodule
16 mm
Pt#1: C3
Lung nodule
0 mm

Efficacy	Intent To Treat N=11
ORR	2 (18.2%)
Confirmed PR	1 (9.1%)
mDoR (Months)	2.2+ (0.1, 4.3+)
DCR	4 (36.4%)

- **Median lines of prior cancer therapy: 3 (range 1 – 7)**
  - 10 (91%) have SD or PD as BOR to the last prior anti-PD-1
  - All had PD from the last prior anti-PD-1

BOR, best overall response; DCR, disease control rate; HNSCC, head and neck squamous cell carcinoma; mDoR, median duration of response; ORR, objective response rate; PD, progressive disease; PD-1, programmed cell death protein 1; PR, partial response; SD, stable disease.

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PRESENTED BY: Ulka Vaishampayan, MD

Data cut date: Apr 10, 2024

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Efficacy in Cohort ccRCC

Clinical Responses in Heavily Pre-treated and Anti-PD-1 Resistant Patients



Pt#1
Clinical cutoff date: April 10, 2024
Assessments:
Partial Response
Stable Disease
Progressive Disease
On Study ≥ 4 months
Ongoing
Discontinued
Best Response of Last Prior PD-1: PD/SD
36 30 18 12 6 0 4 8 12 16 20 24
Months on the last line of prior PD-1
Months on SRK-181 + Pembrolizumab Treatment

Efficacy	Intent To Treat N=30
ORR	7 (23.3%)
Confirmed PR	6 (20%)
mDoR (Months)	7.7+ (2.5+, 20.9+)
DCR	17 (56.7%)



Percent Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
Clinical cutoff date: April 10, 2024
On Study ≥ 4 months
Ongoing
Pt#1

- **IMDC score: intermediate 67%; poor 30%**
- **Median lines of prior cancer therapy: 2 (range 1 – 9)**
  - 29 (97%) received at least 1 prior anti-PD-1 and TKI
  - All had SD or PD as BOR to the last prior anti-PD-1
  - All had PD from the last prior anti-PD-1



Pt#1: Screening
Lymph node
21.5 mm
Pt#1: C8
Lymph node
5 mm

BOR, best overall response; DCR, disease control rate; IMDC, International Metastatic Renal Cell Carcinoma Database Consortium; mDoR, median duration of response; ORR, objective response rate; PD, progressive disease; PD-1, programmed cell death protein 1; PR, partial response; SD, stable disease; TKI, tyrosine kinase inhibitor.

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Data cut date: Apr 10, 2024

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PRESENTED BY: Proof of Mechanism SRK-181 and Pembrolizumab Treatment Creates a Proinflammatory Microenvironment 11 • SRK-181 and pembrolizumab increase CD8+ T-cells infiltration into tumors across multiple tumor types • CD8+ T-cell were activated (CD8+GrmB+) in responding patients across multiple cohorts • The number of CD8+GrmB+ cells correlates with tumor shrinkage Ulka Vaishampayan, MD 0.0 0.1 0.2 0.3 -100 -50 0 50 %CD8+GrmB+/total Best Target Lesion SOD Percent Change SRK-181 and Pembrolizumab Increased CD8+ Infiltration CD8+ Cytotoxic T-cells were Activated in Responding Patients Line indicates cutoff that defines infiltrated status. Data generated from available paired biopsies that were evaluated using a chromogenic assay. Data generated from available paired biopsies that were evaluated using a multiplex fluorescent assay. Data generated from available post treatment biopsies that were evaluated using a multiplex fluorescent assay. ccRCC, clear cell renal cell carcinoma; CD, cluster of differentiation; GrmB, Granzyme B; HNSCC, head and neck squamous cell carcinoma; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease; UC, urothelial carcinoma. Data cut date: Apr 10, 2024

Biomarker Data May Inform Patient Selection Strategy

Baseline CD8+ T-cell Infiltration Status and Baseline Treg Levels Suggest a Higher Chance of Clinical Response

Baseline CD8+ Infiltration Status Suggest a Higher Chance of Response in ccRCC Patients



Clinical cutoff date: April 10, 2024
Infiltrated Grade:
<5%
≥5%
Ongoing
Percent Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
4
8
12
16
20
24
Months on SRK-181 + Pembrolizumab Treatment

- Baseline data was available from 14 patients and 10 were infiltrated
- If enrollment had been limited to patients who were infiltrated at baseline:
  - ORR is increased from **23.3%** (7/30) to **40%** (4/10)
  - mDoR is improved from **7.7** months to **9.3** months

Elevated Baseline Treg (CD4+Foxp3+) Levels within Tumor Compartment Suggest a Higher Chance of Response in ccRCC Patients



Clinical cutoff date: April 10, 2024
%Treg ($CD4^+Foxp3^+$):
< 0.3%
≥ 0.3%
Ongoing
Percent Change from Baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
4
8
12
16
20
24
Months on SRK-181 + Pembrolizumab Treatment

- Baseline data was available from 11 patients and 6 had elevated Treg levels
- If enrollment had been limited to patients with elevated Treg at baseline
  - ORR is increased from **23.3%** (7/30) to **50%** (3/6)
  - mDoR is improved from **7.7** months to **9.8** months

*1 patient progressed prior to 1st scan, so not represented on spider plot.

ccRCC, clear cell renal cell carcinoma; CD, cluster of differentiation; mDoR, median duration of response; Foxp3, forkhead box p3; ORR, objective response rate; TGFβ1, transforming growth factor beta-1; Treg, T regulatory cells

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PRESENTED BY: Ulka Vaishampayan, MD

Data cut date: Apr 10, 2024

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Summary

Objective evidence of anti-tumor activity across multiple cancer types with duration of response up to 20+ months

- ORR 23.3% in ccRCC, 18.2% in HNSCC, 27.3% in MEL, including 1 CR, and 9.1% in UC
- mDoR were 7.7+m in ccRCC, 2.2+m in HNSCC, 4.9m in MEL and 12.9m in UC

Biomarker findings establish proof of mechanism and inform potential patient selection strategy

- Combination was associated with enhanced proinflammatory microenvironment with activation of CD8+ T-cells in responding patients across multiple cohorts and the number of activated T-cells correlating with tumor shrinkage
- In baseline CD8+ T-cells infiltrated ccRCC patients, ORR increases from **23.3%** to **40%** with mDoR improving from **7.7 months** to **9.3 months**
- In baseline Treg elevated ccRCC patients, ORR increases from **23.3%** to **50%** with mDoR improving from **7.7 months** to **9.8 months**

Safety profile with the combination of SRK-181 and pembrolizumab was manageable

- Treatment-related AEs were primarily skin toxicities with 1 Grade 4 skin event; no Grade 5 event
- Treatment-related G3+ AEs ≥ 5% were rash only and treatment-related SAE ≥ 2% were pemphigoid only

AE, adverse event; ccRCC, clear cell renal cell carcinoma; CD, cluster of differentiation; CR, complete response; HNSCC, head and neck squamous cell carcinoma; mDoR, median duration of response; MEL, melanoma; ORR, objective response rate; PD, progressive disease; PR, partial response; SAE, serious adverse events; SD, stable disease; Treg, T regulatory cells; UC, urothelial carcinoma.

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PRESENTED BY: Ulka Vaishampayan, MD
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PRESENTED BY: Conclusion 14 Ulka Vaishampayan, MD TGFβ1, transforming growth factor beta-1. • Anti-tumor activity in anti-PD1 resistant patients across multiple cancer types establishes proof-of-concept for SRK-181, a selective latent TGFβ1 inhibitor • Biomarker results establish proof of mechanism and inform potential patient selection strategy in ccRCC • These data warrant further investigation of SRK-181

PRESENTED BY: 15 Ulka Vaishampayan, MD The authors thank the participating patients, their families, the study centers, and investigators for their contributions to the study. This study was sponsored by Scholar Rock. THANK YOU FOR YOUR ATTENTION